Supplement August 7, 1997, to Prospectuses
                     Dated May 1, 1997 for Life of Virginia
                        Separate Accounts II, III, and 4



         The following supplement revises statements in the above-referenced prospectuses that shares of the VIP Growth & Income Portfolio and VIP Growth Opportunities Portfolio (portfolios of Variable Insurance Products Fund III), Value Equity Fund and Global Income Fund
         (portfolios of GE Investments Funds, Inc.), Growth II Portfolio and Large Cap Growth Portfolio (portfolios of PBHG Insurance Series Fund), and Capital Appreciation Portfolio (a portfolio of Janus Aspen Series) are not available to California Policyowners.



  As of the date of this supplement, Policyowners in the State of California may allocate premium payments and transfer Cash Value or Account Value to certain Investment Subdivisions of Separate Accounts II, III, or 4 previously unavailable to those Policyowners. These Investment Subdivisions are the ones investing in shares of VIP Growth & Income Portfolio and VIP Growth Opportunities Portfolio of Variable Insurance Products Fund III, Value Equity Fund and Global Income Fund of GE Investments Funds, Inc., Growth II Portfolio and Large Cap Growth Portfolio of PBHG Insurance Series Fund, Inc., and Capital Appreciation Portfolio of the Janus Aspen Series.



                     The Life Insurance Company of Virginia
                             6610 West Broad Street
                            Richmond, Virginia 23230